UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 17, 2007

DCP MIDSTREAM PARTNERS, LP

(Exact name of registrant as specified in its charter)

Delaware	001-32678	03-0567133
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

370 17th Street, Suite 2775
Denver, Colorado	80202
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (303) 633-2900

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On July 1, 2007, DCP Midstream Partners, LP, or the Partnership, closed its previously announced acquisition of a 25% limited liability company interest in DCP East Texas Holdings, LLC (“East Texas”), a 40% limited liability company interest in Discovery Producer Services LLC (“Discovery”) and a non-trading derivative instrument from DCP Midstream, LLC for aggregate consideration of approximately $271.3 million, consisting of approximately $243.7 million in cash, including $1.3 million for net working capital and other adjustments, the issuance of 620,404 common units valued at $27.0 million and the issuance of 12,661 general partner equivalent units valued at $0.6 million. The Partnership and DCP Midstream, LLC are considered entities under common control. As a result, the Partnership is providing supplemental consolidated financial statements to include the equity interest in the financial results of East Texas and Discovery for all periods presented. These supplemental consolidated financial statements also include the effects of the non-trading derivative instrument, which DCP Midstream, LLC entered into in March 2007, acquired in this transaction.

We are providing the following to reflect the supplemental results: Selected Financial Data, Management’s Discussion and Analysis of Supplemental Financial Condition and Results of Operations, Supplemental Consolidated Financial Statements of the Partnership, and Supplemental Consolidated Balance Sheets of DCP Midstream GP, LP, for the periods indicated.

Item 9.01.	Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits.

Exhibit Number	Description
Exhibit 23.1	Consent of Deloitte & Touche LLP on Supplemental Consolidated Financial Statements of DCP Midstream Partners, LP.

Exhibit 23.2	Consent of Deloitte & Touche LLP on Supplemental Consolidated Balance Sheet of DCP Midstream GP, LP.

Exhibit 23.3	Consent of Ernst & Young LLP on Consolidated Financial Statements of Discovery Producer Services LLC.

Exhibit 99.1	Selected Financial Data.

Exhibit 99.2	Management’s Discussion and Analysis of Supplemental Financial Condition and Results of Operations.

Exhibit 99.3	Supplemental Consolidated Financial Statements of DCP Midstream Partners, LP.

Exhibit 99.4	Supplemental Consolidated Balance Sheets of DCP Midstream GP, LP.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DCP Midstream Partners, LP

	By:	DCP Midstream GP, LP
its General Partner

	By:	DCP Midstream GP, LLC
its General Partner

Date: October 17, 2007	/s/ Thomas E. Long
	Name:	Thomas E. Long
	Title:	Vice President and Chief Financial Officer

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EXHIBIT INDEX

Exhibit Number	Description
Exhibit 23.1	Consent of Deloitte & Touche LLP on Supplemental Consolidated Financial Statements of DCP Midstream Partners, LP.

Exhibit 23.2	Consent of Deloitte & Touche LLP on Supplemental Consolidated Balance Sheet of DCP Midstream GP, LP.

Exhibit 23.3	Consent of Ernst & Young LLP on Consolidated Financial Statements of Discovery Producer Services LLC.

Exhibit 99.1	Selected Financial Data.

Exhibit 99.2	Management’s Discussion and Analysis of Supplemental Financial Condition and Results of Operations.

Exhibit 99.3	Supplemental Consolidated Financial Statements of DCP Midstream Partners, LP.

Exhibit 99.4	Supplemental Consolidated Balance Sheets of DCP Midstream GP, LP.

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